THE CHASE VISTA SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/3/98  Safeway Inc. (SWY) 5.875% Notes Due 11/15/01 Mdy Baa2/S&P BBB
Shares       Price         Amount
750,000	     $99.713	$747,847.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.35%	0.18750%		2.1625%

     Broker
Morgan Stanley Dean Witter

Underwriters of Safeway Inc. (SWY) 5.875% Notes Due 11/15/01
Mdy Baa2/S&P BBB

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			180,000,000
BT Alex Brown Inc				       36,000,000
Chase Securities, Inc.				 36,000,000
First Chicago Capital Markets			 20,000,000
Lehman Brothers					 36,000,000
Merrill Lynch & Co.				 36,000,000
Salomon Smith Barney				 36,000,000
Scotia Capital Markets (USA)			 20,000,000
			Total			400,000,000


THE CHASE VISTA SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/9/98 Mellon Financial Company (MEL) 5.75% Senior Notes Due 11/15/03 Mdy A2/S&P A+
Shares       Price         Amount
600,000	     $99.815	$598,890.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.60%	0.20000%		  0.30%

     Broker
Credit Suisse First Boston


Underwriters of Mellon Financial Company (MEL) 5.75% Senior Notes Due 11/15/03 Mdy A2/S&P A+

U.S. Underwriters               	    Number of Shares
Credit Suisse First Boston Corp.		300,000,000
			Total			300,000,000


THE CHASE VISTA SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     Issue
11/6/98 AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00 Mdy Baa3/S&P BBB (GTD by Newcourt)
Shares       Price         Amount
360,000	$99.907	$359,665.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.30%	0.90050%		 7.204%

     Broker
Lehman Brothers

Underwriters of AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00
Mdy Baa3/S&P BBB (GTD by Newcourt)


U.S. Underwriters               	   Number of Shares
Lehman Brothers					470,000,000
Chase Securities, Inc.				120,000,000
Credit Suisse First Boston Corp.		120,000,000
Deutsche Bank Securities Inc.			 50,000,000
J.P. Morgan Securities				120,000,000
Salomon Smith Barney				120,000,000
			Total		      1,000,000,000


THE CHASE VISTA SHORT-TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/18/99	Kroger Co. 6.34% due 06/01/2001 Mdy Baa3/S&P BBB-(144A)
Shares       Price         Amount
1,000,000    $99.989	$999,890.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A		0.40000%		5.00400%

     Broker
Goldman Sachs & Co.


Underwriters of Kroger Co. 6.34% due 06/01/2001 Mdy Baa3/S&P BBB-(144A)

U.S. Underwriters               	 Number of Shares
Goldman Sachs & Co.			    250,000,000
			Total		    250,000,000